Inventory	12 Months Ended
Dec. 31, 2021
Disclosure of inventories [Abstract]
Inventory

6.	INVENTORY

	December 31, 2021	December 31, 2020
In-process precious metals	$116.2	$72.7
Ore in stockpiles	25.4	30.8
Parts and supplies	61.0	53.0
Dore, and refined precious metals	7.0	9.9
	209.6	166.4
Less: Long-term inventory	(10.6)	(17.9)
	$199.0	$148.5
Long term inventory consists of long-term stockpiles which are expected to be recovered after one year.
The amount of inventories recognized in mining and processing costs for the year ended December 31, 2021, was $360.4 million (December 31, 2020 - $319.9 million). The amount of inventories recognized in amortization costs for the year ended December 31, 2021, was $170.9 million (December 31, 2020 - $152.7 million).
During the second quarter of 2020, the Company temporarily suspended operations at Island Gold and Mulatos due to the COVID-19 pandemic. During this period, indirect production costs that exceeded normal operating capacity were expensed as incurred and not including in the inventory valuation. The Company identified indirect production costs of $5.4 million and amortization costs of $1.1 million which were classified as COVID-19 costs in the second quarter of 2020. All operating costs incurred subsequent to the mine-sites returning to planned operating levels were included in mining and processing costs. As a result, there were no amounts classified as COVID-19 costs subsequent to June 30, 2020.